UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14-A INFORMATION
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Exchange Act of 1934 (Amendment No. .........)
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Monadnock Community Bancorp, Inc.

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May 12, 2006
Dear Stockholder:
We cordially invite you to attend the 2006 Annual Meeting of Stockholders of Monadnock Community Bancorp, Inc., the parent company of Monadnock Community Bank. The annual meeting will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, at 10:30 a.m., Peterborough, New Hampshire time, on June 20, 2006.
The attached notice of annual meeting of stockholders and proxy statement and enclosed prospectus describes the formal business to be transacted at the annual meeting. Also enclosed for your review is our 2005 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Monadnock Community Bancorp, Inc. During the annual meeting we will also report on the operations of Monadnock Community Bancorp, Inc. Directors and officers of Monadnock Community Bancorp, Inc. will be present to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting includes the election of three directors, the approval of the Plan of Conversion and Reorganization of Monadnock Mutual Holding Company, and the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for Monadnock Community Bancorp, Inc. for the year ending December 31, 2006.
The Board of Directors of Monadnock Community Bancorp, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of Monadnock Community Bancorp, Inc. and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” each proposal to be considered. Your vote is important. Without sufficient affirmative votes, we cannot implement the Plan of Conversion and Reorganization.
On behalf of the Board of Directors, we urge you to vote your shares of common stock promptly even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mail with the enclosed proxy card, in each case, in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely, William M. Pierce, Jr. President and Chief Executive Officer

MONADNOCK COMMUNITY BANCORP, INC.
One Jaffrey Road
Peterborough, New Hampshire 03458
(603) 924-9654
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To be held on June 20, 2006
     Notice is hereby given that the 2006 Annual Meeting of Stockholders of Monadnock Community Bancorp, Inc. (“Monadnock Community Bancorp, Inc.” or the “Company”), will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, on June 20, 2006, at 10:30 a.m., Peterborough, New Hampshire time.
     A proxy card is enclosed and a proxy statement for the annual meeting is attached.
     The annual meeting is for the purpose of considering and acting upon:
1.	The election of three directors of Monadnock Community Bancorp, Inc.;

2.	A plan of conversion and reorganization (the “Plan”) pursuant to which the Monadnock Mutual Holding Company (the “Mutual Holding Company”) will be merged into Monadnock Community Bank (the “Bank”), and the Company will be succeeded by Monadnock Bancorp, Inc., a new Maryland corporation that has been established for the purpose of completing the conversion. Pursuant to the Plan, shares of common stock representing the Mutual Holding Company’s current 54.7% ownership interest in the Company will be offered for sale in a stock offering. Common stock of the Company currently held by public stockholders will be converted into the right to receive shares of Monadnock Bancorp, Inc. common stock pursuant to an exchange ratio specified in the Plan. As a result of the conversion, members of the Mutual Holding Company (depositors of the Bank) will no longer have voting rights unless they become stockholders of Monadnock Bancorp, Inc.;

3.	The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for Monadnock Community Bancorp, Inc. for the fiscal year ending December 31, 2006; and
such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors of Monadnock Community Bancorp, Inc. is not aware of any other business to come before the annual meeting.
     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on May 2, 2006, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
     VOTING FOR APPROVAL OF THE PLAN WILL ALSO INCLUDE APPROVAL OF THE EXCHANGE RATIO, THE ARTICLES OF INCORPORATION AND BYLAWS OF MONADNOCK BANCORP, INC. AND THE AMENDMENT TO THE BANK’S CHARTER (INCLUDING THE ANTI-TAKEOVER/LIMITATIONS ON SHAREHOLDER RIGHTS PROVISIONS).
     PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY VOTING AND MAILING THE ENCLOSED PROXY CARD, IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF MONADNOCK COMMUNITY BANCORP, INC. BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors Thomas C. LaFortune Corporate Secretary

Peterborough, New Hampshire
May 12, 2006

A SELF-ADDRESSED PROXY REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

QUESTIONS AND ANSWERS
FOR STOCKHOLDERS OF MONADNOCK COMMUNITY BANCORP, INC.
REGARDING THE PLAN OF CONVERSION AND REORGANIZATION
You should read this document and the accompanying prospectus (which includes a detailed index) for more information about the conversion and reorganization. The plan of conversion and reorganization, described herein, has been conditionally approved by our regulator, the Office of Thrift Supervision; however, such approval does not constitute a recommendation or endorsement of the plan of conversion and reorganization by that agency.
Q.	WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

A.	Monadnock Community Bancorp, Inc. stockholders as of May 2, 2006 are being asked to vote on the plan of conversion and reorganization of Monadnock Mutual Holding Company (the “Plan”). Pursuant to the Plan, Monadnock Mutual Holding Company will convert from the mutual holding company form to the stock form of organization (the “Conversion”), and as part of the Conversion, our newly formed Maryland corporation, Monadnock Bancorp, Inc. is currently conducting an offering of common stock to eligible depositors of Monadnock Community Bank, eligible stockholders and to the public. The shares offered represent Monadnock Mutual Holding Company’s current ownership interest in Monadnock Community Bancorp, Inc. Voting for approval of the Plan will also include approval of the exchange ratio, the articles of incorporation and bylaws of Monadnock Bancorp, Inc. and the amendment to the Bank’s charter (including the anti-takeover/limitations on shareholder rights provisions). Your vote is important. Without sufficient votes “For” its adoption, we cannot implement the Plan.

Q.	WHAT ARE REASONS FOR THE MUTUAL-TO-STOCK CONVERSION AND RELATED OFFERING?

A.	The primary reasons for the Conversion and offering are to (i) support internal growth through lending in the communities we serve; (ii) facilitate growth through the establishment of new branch offices as opportunities arise; (iii) enhance existing products and services and support the development of new products and services; (iv) improve our overall competitive position; and (v) improve the liquidity of our shares of common stock and have more flexible capital management strategies.

Q.	WHAT WILL STOCKHOLDERS RECEIVE FOR THEIR EXISTING MONADNOCK COMMUNITY BANCORP, INC. SHARES?

A.	As more fully described in the enclosed prospectus in the section entitled “The Conversion,” depending on the number of shares sold in the offering, each share of common stock that you own at the time of the completion of the Conversion will be exchanged for between 1.0125 shares at the minimum and 1.5753 shares at the adjusted maximum of the offering range of Monadnock Bancorp, Inc. common stock (although cash will be paid in lieu of any fractional shares).

Q.	WHY WILL THE SHARES THAT I RECEIVE BE BASED ON A PRICE OF $8.00 PER SHARE RATHER THAN THE TRADING PRICE OF THE COMMON STOCK PRIOR TO THE CONVERSION?

A.	The amount of common stock Monadnock Bancorp, Inc. is offering is based on an independent appraisal of the estimated market value of Monadnock Bancorp, Inc., assuming the conversion and offering are completed. Keller & Company, Inc., an appraisal firm experienced in appraisal of financial institutions, has estimated that, as of February 22, 2006, this market value ranged from $7,650,000 to $11,902,504, with a midpoint of $9,000,000. Based on this valuation, the 54.7% ownership interest of Monadnock Mutual Holding Company being sold in the offering and the $8.00 per share price, the number of shares of common stock being offered for sale by Monadnock Bancorp, Inc. will range from 523,069 shares to 813,833 shares. The $8.00 per share price was selected primarily to allow a reasonable number of shares to be issued within the offering range in order to provide greater liquidity for the stock. The independent appraisal is based in part on Monadnock Community Bancorp, Inc.’s financial condition and results of operations, the pro forma impact of the additional capital raised by the sale of shares of common stock in the offering, and an analysis of a peer group of ten publicly traded savings bank and thrift holding companies that Keller & Company, Inc. considered comparable to Monadnock Community Bancorp, Inc.

Q.	SHOULD I SUBMIT MY STOCK CERTIFICATES NOW?

A.	No. If you hold stock certificate(s), instructions for exchanging the shares will be sent to you after completion of the Conversion. If your shares are held in “street name” (e.g., in a brokerage account) rather than in certificate form, the share exchange will be reflected automatically in your account upon completion of the Conversion.

Q.	IF MY SHARES ARE HELD IN STREET NAME, WILL MY BROKER AUTOMATICALLY VOTE ON THE PLAN ON MY BEHALF?

A.	No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, using the directions that your broker provides to you.

Q.	WHAT IF I DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER?

A.	Your vote is important. If you do not instruct your broker to vote your shares, the unvoted proxy will have the same effect as a vote against the Plan.

Q.	MAY I PLACE AN ORDER TO PURCHASE SHARES IN THE OFFERING, IN ADDITION TO THE SHARES THAT I WILL RECEIVE IN THE EXCHANGE?

A.	Yes. Eligible depositors of Monadnock Community Bank have priority subscription rights allowing them to purchase common stock in the subscription offering. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as described in the prospectus. In the event orders for Monadnock Bancorp, Inc. common stock in a community offering exceed the number of shares available for sale, shares may be allocated (to the extent shares remain available) first to cover orders of natural persons residing in the New Hampshire counties of Hillsborough and Cheshire, and the Massachusetts county of Worcester, next to cover orders of Monadnock Community Bancorp, Inc. stockholders as of May 2, 2006, and thereafter to cover orders of other members of the general public. Stockholders of Monadnock Community Bancorp, Inc. are subject to an ownership limitation. Shares of common stock purchased in the offering by a stockholder and his or her associates or individuals acting in concert with the stockholder, plus any shares a stockholder and these individuals receive in the exchange for existing shares of Monadnock Community Bancorp, Inc. common stock, may not exceed 5% of the total shares of common stock of Monadnock Bancorp, Inc. to be issued and outstanding after the completion of the Conversion. If you would like to receive a stock order form and return envelope, you must call our Stock Information Center at (603) 924-1259.

Please note that properly completed and signed stock order forms, with full payment, must be received (not postmarked) by the Stock Information Center no later than 11:00 a.m., Peterborough, New Hampshire time on June 13, 2006.
Other Questions?
For answers to other questions, please read the proxy statement and the enclosed prospectus. Questions about the Conversion, the offering or voting may be directed to our Stock Information Center at (603) 924-1259, from 10:00 a.m. to 4:00 p.m., Peterborough, New Hampshire time, Monday through Friday. The Stock Information Center is closed weekends and bank holidays.

2

Proxy Statement
MONADNOCK COMMUNITY BANCORP, INC.
One Jaffrey Road
Peterborough, New Hampshire 03458
(604) 924-9654
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 20, 2006
     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monadnock Community Bancorp, Inc., to be used at the 2006 Annual Meeting of Stockholders of Monadnock Community Bancorp, Inc. which will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, on June 20, 2006, at 10:30 a.m., Peterborough, New Hampshire time, and any adjournments of the annual meeting. The attached notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about May 19, 2006.
REVOCATION OF PROXIES
     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such signed proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Monadnock Community Bancorp, Inc. will be voted in accordance with the directions given thereon. The Board of Directors of Monadnock Community Bancorp, Inc. recommends that you vote your shares of Monadnock Community Bancorp, Inc. common stock prior to the annual meeting by signing and returning the enclosed proxy card(s) to Monadnock Community Bancorp, Inc., in accordance with instructions set forth on each proxy card. Proxies received by Monadnock Community Bancorp, Inc., which are signed, but contain no instructions for voting, will be voted “FOR” the three proposals set forth in this proxy statement for consideration at the annual meeting.
     Proxies may be revoked by sending written notice of revocation to the Secretary of Monadnock Community Bancorp, Inc., Thomas C. LaFortune, at the address of Monadnock Community Bancorp, Inc. shown above, or by returning a duly executed proxy bearing a later date by mail. The presence at the annual meeting of any stockholder who had previously submitted a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Monadnock Community Bancorp, Inc. prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Holders of record of Monadnock Community Bancorp, Inc.’s common stock, par value $0.01 per share, as of the close of business on May 2, 2006 are entitled to one vote for each share then held. As of May 2, 2006, there were 944,631 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

     Pursuant to Office of Thrift Supervision (“OTS”) regulations and the plan of conversion and reorganization (the “Plan”), completion of the conversion of Monadnock Mutual Holding Company from the mutual to the stock form of organization (the “Conversion”) is subject to the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members of Monadnock Mutual Holding Company (i.e., depositors of the Monadnock Community Bank). OTS approval does not constitute a recommendation or endorsement of the Plan by that agency. In order to consider the Plan, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the Plan; (ii) vote AGAINST the Plan; or (iii) ABSTAIN from voting on the Plan. The Conversion and the Plan and the transactions incident thereto must be approved by (i) at least two-thirds of the outstanding shares of common stock, including shares held by Monadnock Mutual Holding Company and (ii) a majority of outstanding shares held by the stockholders other than Monadnock Mutual Holding Company (the “Public Stockholders”). Voting for approval of the Plan will also include approval of the exchange ratio, the articles of incorporation and bylaws of Monadnock Bancorp, Inc. and the amendment to the Bank’s charter (including the anti-takeover/limitations on shareholder rights provisions). With respect to the Plan, abstentions and broker non-votes will have the same effect as a vote against the Plan. No proxy that is voted against approval of the Plan will be voted in favor of adjournment to further solicit proxies. The Mutual Holding Company has indicated its intention to vote all of its shares to approve the Plan.
     Following the Conversion, Monadnock Community Bancorp, Inc. will cease to exist. Existing public stockholders of Monadnock Community Bancorp, Inc. will become stockholders of Monadnock Bancorp, Inc., a new Maryland corporation. For details on the differences of shareholder rights between the two companies, please see the section “Proposal II — Approval of the Plan of Conversion and Reorganization” contain herein and the prospectus section entitled “Comparison of Stockholders’ Rights For Existing Stockholders of Monadnock Community Bancorp, Inc.”
     Your ability to subscribe for shares of common stock may be limited due to the state in which you reside. For more information, see the section entitled “Summary — Persons Who are Not Permitted to Participate in the Stock Offering” in the prospectus you received.
     As to the ratification of Shatswell, MacLeod & Company, P.C. as Monadnock Community Bancorp, Inc.’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2006. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked ABSTAIN.
     Management of Monadnock Community Bancorp, Inc. anticipates that Monadnock Mutual Holding Company, the majority stockholder of Monadnock Community Bancorp, Inc., will vote all of its shares of common stock in favor of all the proposals set forth above. If Monadnock Mutual Holding Company votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of Shatswell, MacLeod & Company, P.C. would be assured, but adoption of the Plan would not be assured. As of May 2, 2006, Monadnock Mutual Holding Company held 516,797 shares of common stock and public stockholders held 427,834 shares of common stock.
     Persons and groups who beneficially own in excess of 5% of the common stock of Monadnock Community Bancorp, Inc. are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of May 2, 2006, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Monadnock Community Bancorp, Inc., as well as shares beneficially owned in the aggregate by Monadnock Mutual Holding Company and all directors and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership (1)	Outstanding
Monadnock Mutual Holding Company	516,797	54.7%
One Jaffrey Road Peterborough, New Hampshire 03458

Monadnock Mutual Holding Company,	578,850	61.3%
and all of Monadnock Community Bancorp, Inc.’s and Monadnock Community Bank’s directors and executive officers as a group (11 directors and officers) (2)

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Monadnock Mutual Holding Company, of which Monadnock Community Bancorp, Inc.’s and Monadnock Community Bank’s directors and three of its executive officers are also executive officers and directors. Monadnock Community Bancorp, Inc.’s and Monadnock Community Bank’s executive officers and directors beneficially owned 62,053 shares of common stock, or 6.6% of the outstanding shares of common stock.
PROPOSAL I — ELECTION OF DIRECTORS
     Monadnock Community Bancorp, Inc.’s Board of Directors consists of eight members. Monadnock Community Bancorp, Inc.’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Monadnock Community Bancorp, Inc. are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee of Monadnock Community Bancorp, Inc. has nominated Samuel J. Hackler and Edward J. Shea to serve as directors for three-year terms, and Nancy L. Carlson to serve for a two-year term. All of the nominees are currently members of the Board of Directors.
     The table below sets forth certain information regarding the composition of Monadnock Community Bancorp, Inc.’s Board of Directors as of the record date, including the terms of office of board members. It is intended that the executed proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

		Positions			Common Stock
		Held with Monadnock	Director	Term to	Beneficially		Percent
Name (1)	Age(2)	Community Bancorp, Inc.	Since (3)	Expire	Owned (4)		of Class
NOMINEES
Samuel J. Hackler	61	Director and Vice Chairman	1996	2009	9,650	(5)	1.0
Edward J. Shea	68	Director	2004	2009	1,900	(6)	*
Nancy L. Carlson	60	Director	2006	2008	100	(7)	*
DIRECTORS CONTINUING IN OFFICE
Kenneth A. Christian	61	Director and Chairman of the Board	2001	2007	10,275	(8)	1.1
Jack Goldstein	83	Director	1997	2007	1,000	(9)	*
Thomas C. LaFortune	67	Director and Secretary	1997	2007	4,300	(10)	*
William M. Pierce, Jr.	52	Director, President and Chief Executive Officer	1999	2008	11,776	(11)	1.2
Kenneth R. Simonetta	64	Director and Assistant Secretary	1999	2008	5,275	(12)	*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Karl F. Betz	42	Senior Vice President, Chief Financial Officer and Treasurer	N/A	N/A	4,000	(13)	*
Donald R. Blanchette**	52	Senior Vice President	N/A	N/A	5,340	(14)	*
William C. Gilson**	57	Senior Vice President and Senior Loan Officer	N/A	N/A	8,437	(15)	*
All directors and executive officers as a group (11 persons)					62,053		6.6%

*	Less than 1%.

**	Mr. Gilson and Mr. Blanchette are officers of Monadnock Community Bank only.

(1)	The mailing address for each person listed is One Jaffrey Road, Peterborough, New Hampshire 03458.

(2)	As of December 31, 2005.

(3)	Reflects initial appointment to the Board of Directors of Monadnock Community Bank as a mutual savings bank with the exception of directors Shea and Carlson. Each director of Monadnock Community Bancorp, Inc. is also a director of Monadnock Community Bank and Monadnock Mutual Holding Company, which owns the majority of the issued and outstanding shares of common stock of Monadnock Community Bancorp, Inc.

(4)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.”

(5)	Includes 900 unvested shares of restricted stock.

(6)	Includes 900 unvested shares of restricted stock and 1,000 shares held in a trust.

(7)	Includes 100 shares held in a trust.

(8)	Includes 2,500 shares of common stock held by Mr. Christian’s spouse, 625 shares held by his mother’s estate and 900 unvested shares of restricted stock.

(9)	Includes 900 unvested shares of restricted stock.

(10)	Includes 3,400 shares of common stock held by Mr. LaFortune’s spouse’s individual retirement account and 900 unvested shares of restricted stock.

(11)	Includes 300 shares held as custodian for Mr. Pierce’s children, 7,939 shares held in Mr. Pierce’s individual retirement accounts, 3,000 unvested shares of restricted stock and 537 shares held by the employee stock ownership plan for the benefit of Mr. Pierce.

(12)	Includes 900 unvested shares of restricted stock.

(13)	Includes 3,000 unvested shares of restricted stock.

(14)	Includes 3,000 unvested shares of restricted stock and 340 shares held by the employee stock ownership plan for the benefit of Mr. Blanchette.

(15)	Includes 3,000 unvested shares of restricted stock, 5,000 shares held in Mr. Gilson’s individual retirement account and 437 shares held by the employee stock ownership plan for the benefit of Mr. Gilson.
     The principal occupation during the past five years of each director of Monadnock Community Bancorp, Inc. is set forth below. All directors have held their present positions for five years unless otherwise stated.
     William M. Pierce, Jr. Mr. Pierce has served as president and chief executive officer of Monadnock Community Bank since October 1999. He served as vice president and chief operating officer from August 1997 until his appointment to such positions. Mr. Pierce has over 30 years of banking experience.

     Kenneth R. Simonetta. Mr. Simonetta is the president of the Sims Press, a commercial printing company located in Peterborough, New Hampshire. He has been employed by the Sims Press since 1967.
     Edward J. Shea. Mr. Shea served as the chief executive officer of Belletetes, Inc., a lumber company with retail facilities in New Hampshire and Massachusetts until his retirement in 2005. He had spent the last 40 years in the retail lumber business.
     Samuel J. Hackler. Mr. Hackler is the president and owner of New Hampshire Antiques, Milford, New Hampshire, an antiques retail establishment that he has operated since 1983.
     Kenneth A. Christian. Mr. Christian is the owner and president of the firm of Bellows, Nichols Agency, an insurance agency, located in Peterborough, New Hampshire. He has been associated with the firm since 1970.
     Jack Goldstein. Mr. Goldstein is currently retired. He served as the trustee for the Automobile Wholesalers Association of New England Insurance Trust and as a management consultant for over 20 years.
     Thomas C. LaFortune. Mr. LaFortune has been a self-employed tax preparer in Peterborough, New Hampshire since 1982.
     Nancy L. Carlson. Ms. Carlson served as a professor at Franklin Pierce College, Rindge, New Hampshire for 18 years before retiring in 2002. She currently is a self-employed financial consultant and tax preparer.
Executive Officers Who Are Not Directors
     The business experience for at least the past five years for each of three executive officers of Monadnock Community Bank, including service with the bank in mutual form, who do not serve as directors, is set forth below.
     Karl F. Betz. Mr. Betz was appointed as senior vice president, chief financial officer and treasurer of Monadnock Community Bancorp, Inc. and Monadnock Community Bank in November of 2004. Mr. Betz has over 20 years in the accounting and banking business. He previously served as the finance officer and secretary of the Board of Directors for Ocean National Bank, headquartered in Portsmouth, New Hampshire, where he served from June 2004 to November 2004. Previously, he served in a variety of positions with Granite Bank in Keene, New Hampshire (until its acquisition by Ocean National Bank), and was the controller and administrative vice president from January 2000 to June 2004.
     Donald R. Blanchette. Mr. Blanchette serves as senior vice president for operations, human resources and branch administration, a position he has held since July 1998. From July 1998 until November 2004, he also served as treasurer.
     William C. Gilson. Mr. Gilson serves as senior vice president and senior loan officer, a position he has held since April, 2005. He previously served as vice president of commercial lending of Monadnock Community Bank since March 2001. Mr. Gilson has over 30 years of commercial lending experience.
Board Independence
     The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors of Monadnock Community Bancorp, Inc. has determined that directors Nancy L. Carlson, Kenneth A. Christian, Jack Goldstein, Samuel J. Hackler, Thomas C. LaFortune, Kenneth R. Simonetta and Edward J. Shea are each “independent” within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

Meetings and Committees of the Board of Directors
     The business of Monadnock Community Bancorp, Inc. is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended December 31, 2005, the Board of Directors met at 25 regular meetings and two special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which a director served during fiscal 2005.
     Executive Committee. All board members serve on the executive committee. The executive committee meets monthly or more frequently as needed. The executive committee is generally authorized to act on behalf of the full Board of Directors when certain business matters require prompt action. The executive committee did not meet during the year ended December 31, 2005.
     Audit Committee. All board members with the exception of director Pierce serve on this committee. Mr. LaFortune is the chairman of the committee. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent registered public accounting firm on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has determined that director LaFortune qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Monadnock Community Bancorp, Inc.’s Board of Directors has adopted a written charter for the audit committee. The audit committee met seven times during the year ended December 31, 2005.
     Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice. All board members with the exception of director Pierce serve on this committee. Mr. LaFortune is the chairman of the committee. Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The compensation committee of Monadnock Community Bancorp, Inc. met two times during 2005.
     Governance/Nominating Committee. All board members serve on this committee. Mr. Christian is the chairman of the committee. Each member of the governance/nominating committee with the exception of director Pierce is considered “independent” as defined in the Nasdaq corporate governance listing standards. The governance/nominating committee met one time during the year ended December 31, 2005. The Board of Directors of Monadnock Community Bancorp, Inc. has adopted a written charter for the governance/nominating committee, which is available through Monadnock Community Bancorp, Inc.’s website at http://www.monadnockbank.com.
     The functions of the governance/nominating committee include the following:
•	leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be nominated by the Board of Directors and presented for stockholder approval;

•	conducting reviews as appropriate into the background and qualifications of director candidates;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors;

•	annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors and its committees; and

•	considerations and making recommendations regarding board and committee performance and continuing education guidelines.
     The governance/nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to Monadnock Community Bancorp, Inc.’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:
•	the highest personal and professional ethics and integrity and whose values are compatible with the Monadnock Community Bancorp, Inc.’s values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which Monadnock Community Bancorp, Inc. operates and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Monadnock Community Bancorp, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of the stockholders of Monadnock Community Bancorp, Inc. as a group, and not primarily a special interest group or constituency.
     The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.
     Procedures for the Nomination of Directors by Stockholders. The governance/nominating committee has adopted procedures for the submission of director nominees by stockholders of Monadnock Community Bancorp, Inc. If a determination is made that an additional candidate is needed for the Board of Directors, the governance/nominating committee will consider candidates submitted by Monadnock Community Bancorp, Inc.’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at One Jaffrey Road, Peterborough, New Hampshire 03458. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of Monadnock Community Bancorp, Inc.’s proxy materials for the preceding year’s annual meeting unless the meeting date is changed by more than thirty (30) days in which case such recommendation must be made by the close of business on the 10th day following such public announcement of the changed meeting date. The submission must include the following information:
•	a statement that the writer is a stockholder of Monadnock Community Bancorp, Inc. and is proposing a candidate for consideration by the governance/nominating committee;

•	the name and address of the stockholder as they appear on Monadnock Community Bancorp, Inc.’s books, and number of shares of Monadnock Community Bancorp, Inc.’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of Monadnock Community Bancorp, Inc. that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Monadnock Community Bancorp, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director of Monadnock Community Bancorp, Inc. if nominated and elected.
     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders of Monadnock Community Bancorp, Inc. must comply with the procedural and informational requirements described in Monadnock Community Bancorp, Inc.’s bylaws.
     Stockholder Communications with the Board of Directors. A stockholder of Monadnock Community Bancorp, Inc. who wants to communicate with the Board of Directors or with any individual director can write to Monadnock Community Bancorp, Inc. at One Jaffrey Road, Peterborough, New Hampshire 03458, attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder of Monadnock Community Bancorp, Inc. and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, a request for information about Monadnock Community Bancorp, Inc. or if it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors upon request.
Code of Ethics
     The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of Monadnock Community Bancorp, Inc.’s officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the “Codes”). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The Codes are available through Monadnock Community Bancorp, Inc.’s website at www.monadnockbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Monadnock Community Bancorp, Inc.’s website.
Audit Committee Report
     The audit committee of Monadnock Community Bancorp, Inc. operates under a written charter adopted by the Board of Directors which is available through Monadnock Community Bancorp, Inc.’s website at

www.monadnockbank.com. The audit committee of Monadnock Community Bancorp, Inc. has issued a report which states that it has:
•	reviewed and discussed with management and Monadnock Community Bancorp, Inc.’s independent registered public accounting firm, Monadnock Community Bancorp, Inc.’s audited consolidated financial statements for the fiscal year ended December 31, 2005;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent accountants their independence from Monadnock Community Bancorp, Inc.
     Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Monadnock Community Bancorp, Inc. that the audited consolidated financial statements be included in Monadnock Community Bancorp, Inc.’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for Monadnock Community Bancorp, Inc. for the fiscal year ending December 31, 2006, subject to the ratification of this appointment by the stockholders of Monadnock Community Bancorp, Inc.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Monadnock Community Bancorp, Inc. specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.
This report has been provided by the audit committee.
Thomas C. LaFortune, Chairman
Kenneth R. Simonetta
Edward J. Shea
Samuel J. Hackler
Kenneth A. Christian
Jack Goldstein
Nancy L. Carlson
Section 16(a) Beneficial Ownership Reporting Compliance
     The common stock of Monadnock Community Bancorp, Inc. is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of Monadnock Community Bancorp, Inc. and beneficial owners of greater than 10% of the common stock of Monadnock Community Bancorp, Inc. (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of Monadnock Community Bancorp, Inc. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on Monadnock Community Bancorp, Inc.’s review of such ownership reports, no officer, director or 10% beneficial owner of Monadnock Community Bancorp, Inc. failed to file such ownership reports on a timely basis for the year ended December 31, 2005.

Compensation Committee Interlocks and Insider Participation
     The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of the following directors: Kenneth A. Christian, who serves as chairman, Nancy L. Carlson, Thomas C. LaFortune, Kenneth R. Simonetta, Edward J. Shea, Samuel J. Hackler and Jack Goldstein. Under the board’s policies, Mr. Pierce, and any other director who is also an executive officer of Monadnock Community Bancorp, Inc. and Monadnock Community Bank, will not participate in the Board of Directors determination of compensation for their respective offices.
Executive Compensation
     The following table sets forth for the years ended December 31, 2005, 2004 and 2003, certain information as to the total remuneration paid by Monadnock Community Bank to Mr. Pierce, who serves as President and Chief Executive Officer, and is the only officer to receive annual compensation in excess of $100,000 (“Named Executive Officer”).

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
				Other
	Year			Annual	Restricted			All
Name and	Ended			Compen-	Stock	Options/	LTIP	Other
Principal Position	12/31	Salary	Bonus	sation(1)	Awards(2)	SARS (#)	Payouts	Compensation(3)
William M. Pierce, Jr.	2005	$105,233	$—	$—	$25,200	10,000	$—	$5,103
President and	2004	116,834	—	—	—	—	—	1,681
Chief Executive Officer	2003	103,947	—	—	—	—	—	3,100

(1)	For the fiscal years ended December 31, 2005, 2004 and 2003, there were no perquisites exceeding the lesser of $50,000 or 10% of Mr. Pierce’s total salary and bonus for the year.

(2)	Represents the fair market value of shares at the time granted pursuant to Monadnock Community Bancorp, Inc.’s 2005 Recognition and Retention Plan. As of December 31, 2005, the number of restricted stock awards granted to Mr. Pierce was 3,000 shares and the value of such awards was $28,500.

(3)	Amount represents matching contributions under Monadnock Community Bank’s Simple IRA Plan for Mr. Pierce for years ending 2003 and 2004. Amount also represents Mr. Pierce’s allocation under the employee stock ownership plan for the year ending 2005.
Directors Compensation
     Members of the Board of Directors and the committees of Monadnock Community Bancorp, Inc. do not receive separate compensation for their service on the Board of Directors or the committees of Monadnock Community Bancorp, Inc.
     For the fiscal year ended December 31, 2005, non-employee members of Monadnock Community Bank’s Board of Directors received a fee of $150 per regular board meeting attended and the chairman of the Board of Directors received a fee of $500 per meeting month and an additional $250 for each meeting attended over two per month. Committee members are not separately compensated for attending committee meetings. The same fee schedule is expected to be used again in 2006.
Benefits
     General. Monadnock Community Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees and an employee stock ownership plan. Prior to the completion of Monadnock Community Bank’s mutual holding company reorganization in June 2004, Monadnock Community Bank maintained a qualified, tax-exempt savings plan known as a Savings Incentive Match Plan for Employees of Small Employers (“Simple IRA”) with a cash or deferred feature qualifying under Section 408(p) of the Internal Revenue Code. In connection with the adoption of the employee stock ownership plan, the Simple IRA was discontinued in June 2004.

Stock Benefit Plans
     The Board of Directors of Monadnock Community Bancorp, Inc. has adopted the 2005 Stock Option Plan and the 2005 Recognition and Retention Plan, both of which plans have been approved by stockholders. Pursuant to the Recognition and Retention Plan, awards were made to directors and certain executive officers and employees of Monadnock Community Bancorp, Inc. and affiliates of Monadnock Community Bancorp, Inc. as determined by the committee, which administers the plan. Awards vest for such participants in accordance with schedules determined by the committee. If a recipient ceases continuous service with Monadnock Community Bancorp, Inc. or Monadnock Community Bank due to death or disability, or following a change in control, shares subject to restrictions will immediately vest; in the event of cessation of continuous service for any other reason, unvested shares are forfeited and returned to Monadnock Community Bancorp, Inc. Recipients have the right to vote nonvested shares that have been awarded and will receive dividends declared on such shares.
     Pursuant to the Stock Option Plan, options to purchase common stock of Monadnock Community Bancorp, Inc. were granted to directors and certain executive officers and employees of Monadnock Community Bancorp, Inc. and affiliates of Monadnock Community Bancorp, Inc., as determined by the committee, which administers the plan. The committee also determines the period over which such awards will vest and become exercisable. The plans provide for awards in the form of stock options, reload options, limited stock appreciation rights and dividend equivalent rights.
     William M. Pierce, Jr. was granted options to purchase 10,000 shares of Monadnock Community Bancorp, Inc. common stock at an exercise price of $8.38 (the average of the bid and ask price on the date of grant) on December 8, 2005. These shares vest over a nine-year period, commencing on December 8, 2006, at the rate of 10% per year until December 8, 2013, and 20% on December 8, 2014.
     Set forth in the table that follows is information relating to options granted under the stock option plan to the named executive officer during the fiscal year ended December 31, 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
(Individual Grants)
Number of
	Securities	Percent of Total
	Underlying	Options/SARs
	Options/SARs	Granted To	Exercise Of
	Granted	Employees In Fiscal	Base Price
Name	(#)	Year	($/Sh)	Expiration Date
William M. Pierce, Jr.	10,000	23.3%	$8.38	12/08/15
     Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2005 and options exercised by the Named Executive Officers during 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
			Number of	Value of Unexercised
			Options at	in-the-money Options
	Shares Acquired	Value	Year-End	at Year-End(1)
Name	Upon Exercise	Realized	Exercisable/Unexercisable (#)	Exercisable/Unexercisable
William M. Pierce, Jr. President and Chief Executive Officer	0	0	0/10,000	$ —/$11,200

(1)	Calculated based on the difference between the aggregate exercise price of the options and the last trade price of the Common Stock on December 30, 2005.

     Set forth below is information as of December 31, 2005 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

	Number of Securities to be
	Issued upon Exercise of		Number of Securities
	Outstanding Options and	Weighted Average	Remaining Available for
Plan	Rights	Exercise Price(1)	Issuance under Plans(2)
Equity compensation plans approved by stockholders	46,041	$8.38	3,157
Equity compensation plans not approved by stockholders	—	—	—
Total	46,041	$8.38	3,157

(1)	The weighted average exercise price reflects the weighted average exercise price of stock options awarded from the Monadnock Community Bancorp, Inc. 2005 Stock Option Plan.

(2)	Consists of stock options for 3,141 shares of common stock available to be issued from the Monadnock Community Bancorp, Inc. 2005 Stock Option Plan and 16 shares of restricted stock available to be awarded from the Monadnock Community Bancorp, Inc. 2005 Recognition and Retention Plan.
Transactions With Certain Related Persons
     Monadnock Community Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board.
     All loans Monadnock Community Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Monadnock Community Bank. Loans to all directors and executive officers and their associates totaled approximately $278,000 at December 31, 2005, which was 5.6% of our stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2005.
PROPOSAL II—APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
     In addition to this proxy statement, you have received as part of this mailing a prospectus that describes Monadnock Community Bancorp, Inc., the Conversion and the related offering. The prospectus is incorporated by reference into this proxy statement. Therefore, you should carefully read the prospectus in its entirety prior to voting on the proposals to be presented at the Meeting. Details of the Conversion are addressed in the prospectus sections entitled “Summary” and “The Conversion.”
     Following the Conversion, Monadnock Mutual Holding Company will cease to exist and therefore will no longer control a majority of the issued and outstanding shares of common stock of Monadnock Community Bancorp, Inc. Monadnock Community Bancorp, Inc. will also cease to exist. Existing Public Stockholders of Monadnock Community Bancorp, Inc. will become stockholders of Monadnock Bancorp, Inc., a new Maryland corporation. The rights of stockholders of the new Maryland corporation will be more limited than the rights stockholders of Monadnock Community Bancorp, Inc. currently have. The differences in stockholder rights under the Maryland articles of incorporation and bylaws, while permitted, are not mandated by Maryland law, but have been chosen by management as being in the best interests of the newly formed Maryland corporation and all of its stockholders.
     The following is a summary of the differences in stockholder rights:
1.	Approval by at Least 80% of Outstanding Shares is Required to Remove a Director for Cause. Under the current federal bylaws, any director may be removed for cause by the holders of a majority of the outstanding voting shares. Monadnock Bancorp, Inc.’s Maryland articles of incorporation provide that any director may be removed for cause by the holders of at least 80% of the outstanding voting shares of Monadnock Bancorp, Inc.

2.	A Majority of Stockholders Needed To Call Special Meetings. Special meetings of Monadnock Community Bancorp, Inc.’s current stockholders may be called by the holders of not less than one-tenth of the outstanding capital stock entitled to vote at a meeting. Monadnock Bancorp, Inc.’s Maryland bylaws provide that special meetings of the stockholders may be called upon the written request of stockholders entitled to cast at least a majority of all votes entitled to vote at a meeting.

3.	Greater Lead Time is Required for Stockholders to Submit Stockholder Proposals. Monadnock Community Bancorp, Inc.’s current bylaws provide that stockholders must submit nominations for election of directors at an annual meeting of stockholders and any new business to be taken up at such a meeting must be filed in writing with Monadnock Community Bancorp, Inc. at least five days before the date of any such meeting. Monadnock Bancorp, Inc.’s bylaws generally provide, however, that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to Monadnock Bancorp, Inc. at least 90 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 20 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, stockholders must submit such written notice no earlier than the 120th day, and not later than the 90th day, prior to the annual meeting, or alternatively, not later than the 10th day following the date on which notice of the meeting is mailed to stockholders or such public disclosure was made if such notice occurs less than 100 days prior to the meeting.

4.	Approval by at Least 80% of Outstanding Shares is Required to Amend the Articles of Incorporation and Bylaws. No amendment of Monadnock Community Bancorp, Inc.’s charter may be made unless it is first proposed by the Board of Directors of Monadnock Community Bancorp, Inc., then preliminarily approved by the OTS, and thereafter approved by the holders of a majority of the total votes eligible to be cast at a legal meeting. Monadnock Bancorp, Inc.’s articles of incorporation may be amended by the vote of the holders of a majority of the outstanding shares of Monadnock Bancorp, Inc. common stock, except that the provisions of the articles of incorporation governing the calling of meetings of stockholders and the prohibition of action by written consent of stockholders, stockholder nominations and proposals, limitations on voting rights of 10% stockholders, the number and staggered terms of directors, vacancies on the Board of Directors and removal of directors, approval of certain business combinations, indemnification of officers and directors, and the manner of amending the articles of incorporation and bylaws, may not be repealed, altered, amended or rescinded except by the vote of the holders of at least 80% of the outstanding shares of Monadnock Bancorp, Inc.

The bylaws of Monadnock Community Bancorp, Inc. may be amended by a majority vote of the full Board of Directors of Monadnock Community Bancorp, Inc. or by a majority of the votes cast by the stockholders of Monadnock Community Bancorp, Inc. at any legal meeting. Monadnock Bancorp, Inc.’s bylaws may only be amended by a majority vote of the Board of Directors of Monadnock Bancorp, Inc. or by the holders of at least 80% of the outstanding common stock of Monadnock Bancorp, Inc.

5.	Residency Requirement Exists for Directors. Monadnock Bancorp, Inc.’s bylaws provide that only persons who reside in New Hampshire or Massachusetts will be qualified to be appointed or elected to the Board of Directors of Monadnock Bancorp, Inc. Monadnock Community Bancorp, Inc.’s bylaws have no similar provision.

6.	Approval by at Least 80% of Outstanding Shares is Required to Approve Business Certain Combinations Involving an Interested Stockholder. Monadnock Bancorp, Inc.’s articles of incorporation require the approval of the holders of at least 80% of Monadnock Bancorp, Inc.’s outstanding shares of voting stock to approve certain “Business Combinations” involving an “Interested Stockholder” except where (i) the proposed transaction has been approved by a majority of the members of the Board of Directors who are unaffiliated with the Interested Stockholder and who were directors prior to the time when the Interested

Stockholder became an Interested Stockholder, or (ii) certain “fair price” provisions are complied with. The term “Interested Stockholder” includes any person or entity, other than Monadnock Bancorp, Inc. or its subsidiary, which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of Monadnock Bancorp, Inc. Under Maryland law, absent this provision, business combinations, including mergers, consolidations and sales of substantially all of the assets of a corporation must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding shares of common stock of Monadnock Bancorp, Inc. and any other affected class of stock. One exception under Maryland law to the majority approval requirement applies to stockholders owning 10% or more of the common stock of a corporation for a period of less than five years. Such 10% stockholder, in order to obtain approval of a business combination, must obtain the approval of two-thirds of the outstanding stock, excluding the stock owned by such 10% stockholder, or satisfy other requirements under Maryland law relating to board of director approval of his or her acquisition of the shares of Monadnock Bancorp, Inc. Monadnock Community Bancorp, Inc.’s bylaws have no similar provision.
     Monadnock Community Bancorp, Inc.’s Board of Directors believes that the provisions described above and certain other provisions of Monadnock Bancorp, Inc.’s article of incorporation and bylaws, discussed fully in the prospectus, are prudent and upon consummation of the Conversion will reduce Monadnock Bancorp, Inc.’s vulnerability to takeover attempts and certain other transactions that have not been negotiated with and approved by Monadnock Bancorp, Inc.’s Board of Directors. These provisions will also assist Monadnock Bancorp, Inc. in the orderly deployment of the Conversion proceeds into income producing assets during the initial period after the Conversion. The Board of Directors believes these provisions are in the best interests of Monadnock Bancorp, Inc. and its stockholders. The Board of Directors believes that it will be in the best position to determine the true value of Monadnock Bancorp, Inc. and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interests of Monadnock Bancorp, Inc. and its stockholders to encourage potential acquirers to negotiate directly with the Board of Directors of Monadnock Bancorp, Inc. and that these provisions will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction at a price reflective of the true value of Monadnock Bancorp, Inc. and that is in the best interests of all stockholders.
     Takeover attempts that have not been negotiated with and approved by the Board of Directors present the risk of a takeover on terms that may be less favorable than might otherwise be available. A transaction that is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value of Monadnock Bancorp, Inc. for its stockholders, with due consideration given to matters such as the management and business of the acquiring corporation and maximum strategic development of Monadnock Bancorp, Inc.’s assets.
     Although a tender offer or other takeover attempt may be made at a price substantially above the current market price, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise that is under different management and whose objectives may not be similar to those of the remaining stockholders.
     Despite the Board of Directors’ belief as to the benefits to stockholders of these provisions of Monadnock Bancorp, Inc.’s articles of incorporation and bylaws, these provisions may also have the effect of discouraging a future takeover attempt that would not be approved by the Board of Directors, but pursuant to which stockholders may receive a substantial premium for their shares over then current market price. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so. Such provisions will also make it more difficult to remove our Board of Directors and management. The Board of Directors, however, has concluded that the potential benefits outweigh the possible disadvantages.
     See “Comparison of Stockholders’ Rights for Existing Stockholders of Monadnock Community Bancorp, Inc.” in the enclosed prospectus for a complete discussion of the material differences to stockholders.

DISSENTER AND APPRAISAL RIGHTS
     Under OTS regulations, stockholders of Monadnock Community Bancorp, Inc. have the right to dissent from the Conversion and to receive payment in cash for the fair value of their shares of Monadnock Community Bancorp, Inc. common stock.
     Ensuring perfection of appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. If a stockholder of Monadnock Community Bancorp, Inc. fails to comply with these procedural rules, the stockholder may become ineligible to pursue appraisal rights.
     The following discussion is intended as a brief summary of the material provisions of the OTS regulatory procedures that an Monadnock Community Bancorp, Inc. stockholder must follow in order to dissent from the Conversion and obtain payment of the fair value of his or her shares of Monadnock Community Bancorp, Inc. common stock. This summary is not, however, a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 552.14 of the Rules and Regulations of the OTS (12 C.F.R. §552.14), which is attached as Appendix A to this proxy statement.
     If you are a Monadnock Community Bancorp, Inc. stockholder and you wish to exercise your appraisal rights, you must satisfy the provisions of Section 552.14 of the Rules and Regulations of the OTS. Section 552.14 has various requirements including the following:
     You must make a written demand for appraisal and vote against the Conversion: You must deliver a written notice to Monadnock Community Bancorp, Inc. of your intention to dissent from the Conversion before voting on the Conversion. The delivery of such notice must be in addition to and separate and apart from any proxy or vote against the Conversion.
     Monadnock Bancorp, Inc. will notify you of the effective date of the Conversion and offer to purchase your dissenting shares: Within 10 days after the effective date of the Conversion, Monadnock Bancorp, Inc., as the successor to Monadnock Community Bancorp, Inc., will notify each dissenting stockholder of the effective date of the Conversion and offer, in writing, to purchase from each dissenting stockholder his or her dissenting shares at a specified price which Monadnock Bancorp, Inc. believes to be the fair value of the shares.
     If you accept the offer, you will receive payment within 90 days. A dissenting stockholder who accepts Monadnock Bancorp, Inc.’s offer for the fair value of his or her shares within 60 days of the effective date of the Conversion will receive payment within 90 days of the effective date of the Conversion.
     You must file a petition if you do not accept Monadnock Bancorp, Inc.’s offer: If a dissenting stockholder fails to accept the offer within 60 days of the effective date of the Conversion, the dissenting stockholder may file a petition with the OTS demanding a determination of the fair value of their shares. If the petition is not filed within such 60-day period, the stockholder shall be deemed to have accepted the terms of the Conversion.
     You must submit your stock certificate to the transfer agent. If you file a petition with the OTS, you must submit your stock certificate(s) to our transfer agent within 60 days of the effective date of the Conversion. A stockholder who fails to submit his or her stock certificate(s) shall be deemed to have accepted the terms of the Conversion.
     The OTS will commence a proceeding and direct payment for the shares. The OTS will commence a proceeding to determine the fair value of dissenters’ shares. At the conclusion of the proceeding, the OTS will issue a directive regarding payment of the fair value of the shares. Payment will be made, together with interest from the effective date of the Conversion, at a rate deemed equitable by the OTS. Costs and expenses associated with the proceeding may be assessed and apportioned by the OTS as the OTS deems equitable, taking into account whether any party has acted arbitrarily, vexatiously or not in good faith with respect to the rights under Section 552.14 of the Rules and Regulations of the OTS.

     Please note that a dissenting stockholder who has demanded appraisal rights will not receive dividends and will not be entitled to vote his or her shares, provided that if a stockholder fails to follow the steps required to perfect appraisal rights and accepts or is deemed to accept the terms of the Conversion, such stockholder shall then be entitled to vote and receive dividends.
     Stockholders considering seeking appraisal for their shares should note that the fair value of their shares determined under Section 552.14 of the Rules and Regulations of the OTS could be more, the same or less than the consideration they would receive pursuant to the Conversion if they did not seek appraisal of their shares.
IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.
PROPOSAL III — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Shatswell, MacLeod & Company, P.C. currently serves as Monadnock Community Bancorp, Inc.’s independent registered public accounting firm, and that firm has conducted the audit of Monadnock Community Bancorp, Inc.’s accounts for fiscal 2005. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of the Board of Directors to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent registered public accounting firm. Therefore, the Audit Committee appointed Shatswell, MacLeod & Company, P.C. as Monadnock Community Bancorp, Inc.’s independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by Monadnock Community Bancorp, Inc.’s stockholders. A representative of Shatswell, MacLeod & Company, P.C., is expected to attend the meeting to respond to appropriate questions and to make a statement if he or she so desires.
     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Shatswell, MacLeod & Company, P.C., during the years ended December 31, 2005 and December 31, 2004.
     The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of Monadnock Community Bancorp, Inc.’s annual financial statements and the review of Monadnock Community Bancorp, Inc.’s quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2005	2004
Audit Fees	$47,005	$126,283
Audit-Related Fees	$—	$—
Tax Fees	$5,463	$3,500
All Other Fees	$—	$—
     Audit Fees. Audit fees of $47,005 in fiscal 2005 were for the audit of the consolidated financial statements of Monadnock Community Bancorp, Inc. The audit fees for fiscal 2005 includes fees relating to the review of the financial statements included in Monadnock Community Bancorp, Inc.’s reports on Form 10-QSB and Form 10-KSB. Audit fees of $126,283 in fiscal 2004 were for the audit of the consolidated financial statements of Monadnock Community Bancorp, Inc.
     Tax Fees. Tax fees of $5,463 in fiscal year 2005 and $3,500 in fiscal year 2004 were for services related to tax compliance and tax planning.
     The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of Shatswell, MacLeod & Company, P.C. The audit committee concluded that performing such services does not affect the independence of

Shatswell, MacLeod & Company, P.C. in performing its function as auditor of Monadnock Community Bancorp, Inc.
     The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
     In order to ratify the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2006, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the Board of Directors recommends a vote “FOR” the ratification of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2006.
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING
     The bylaws of Monadnock Community Bancorp, Inc. provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Monadnock Community Bancorp, Inc. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of Monadnock Community Bancorp, Inc. no later than five days before the date of the annual meeting. A stockholder’s notice to the Secretary of Monadnock Community Bancorp, Inc. shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Monadnock Community Bancorp, Inc.’s books, of the stockholder proposing such business, (c) the class and number of shares of Monadnock Community Bancorp, Inc. which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the annual meeting in accordance with the provisions of Monadnock Community Bancorp, Inc.’s bylaws, and if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the annual meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to Monadnock Community Bancorp, Inc. no later than five days prior to the date of the meeting, as indicated above.
STOCKHOLDER PROPOSALS
     In order to be eligible for inclusion in Monadnock Community Bancorp, Inc.’s proxy materials for Monadnock Community Bancorp, Inc.’s 2007 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Monadnock Community Bancorp, Inc.’s executive office, One Jaffrey Road, Peterborough, New Hampshire 03458, no later than November 26, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.
OTHER MATTERS
     The Board of Directors is not aware of any business to come before the annual meeting other than the matters described in this proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.
     The Plan sets forth the terms, conditions, and provisions of the proposed Conversion. The articles of incorporation and bylaws of Monadnock Bancorp, Inc., the new Maryland corporation, are exhibits to the Plan. If you would like to receive an additional copy of the prospectus, or a copy of the Plan and the articles of incorporation and bylaws of the new Maryland corporation, in advance of the annual meeting, you must request such materials in writing, addressed to the Secretary of Monadnock Community Bancorp, Inc. at the address given above. Such requests must be received by Monadnock Community Bancorp, Inc. no later than June 13, 2006. You may instead contact the Stock Information Center by such date, at (603) 924-1259.
MISCELLANEOUS
     The cost of solicitation of proxies will be borne by Monadnock Community Bancorp, Inc. Monadnock Community Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Monadnock Community Bancorp, Inc. may solicit proxies personally or by telegraph or telephone without additional compensation. Monadnock Community Bancorp, Inc.’s 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of May 2, 2006. Any stockholder who has not received a copy of such annual report may obtain a copy by writing Monadnock Community Bancorp, Inc. at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK IN THE OFFERING. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

BY ORDER OF THE BOARD OF DIRECTORS Thomas C. LaFortune Corporate Secretary

Peterborough, New Hampshire
May 12, 2006

APPENDIX A
SECTION 552.14 OF THE RULES AND REGULATIONS OF THE OFFICE OF THRIFT SUPERVISION
DISSENTER AND APPRAISAL RIGHTS
     (a) Right to demand payment of fair or appraised value. Except as provided in paragraph (b) of this section, any stockholder of a Federal stock association combining in accordance with §552.13 of this part shall have the right to demand payment of the fair or appraised value of his stock: Provided, That such stockholder has not voted in favor of the combination and complies with the provisions of paragraph (c) of this section.
     (b) Exceptions. No stockholder required to accept only qualified consideration for his or her stock shall have the right under this section to demand payment of the stock’s fair or appraised value, if such stock was listed on a national securities exchange or quoted on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) on the date of the meeting at which the combination was acted upon or stockholder action is not required for a combination made pursuant to §552.13(h)(2) of this part. “Qualified consideration” means cash, shares of stock of any association or corporation which at the effective date of the combination will be listed on a national securities exchange or quoted on NASDAQ, or any combination of such shares of stock and cash.
     (c) Procedure
     (1) Notice. Each constituent Federal stock association shall notify all stockholders entitled to rights under this section, not less than twenty days prior to the meeting at which the combination agreement is to be submitted for stockholder approval, of the right to demand payment of appraised value of shares, and shall include in such notice a copy of this section. Such written notice shall be mailed to stockholders of record and may be part of management’s proxy solicitation for such meeting.
     (2) Demand for appraisal and payment. Each stockholder electing to make a demand under this section shall deliver to the Federal stock association, before voting on the combination, a writing identifying himself or herself and stating his or her intention thereby to demand appraisal of and payment for his or her shares. Such demand must be in addition to and separate from any proxy or vote against the combination by the stockholder.
     (3) Notification of effective date and written offer. Within ten days after the effective date of the combination, the resulting association shall:
     (i) Give written notice by mail to stockholders of constituent Federal stock associations who have complied with the provisions of paragraph (c)(2) of this section and have not voted in favor of the combination, of the effective date of the combination;
     (ii) Make a written offer to each stockholder to pay for dissenting shares at a specified price deemed by the resulting association to be the fair value thereof; and
     (iii) Inform them that, within sixty days of such date, the respective requirements of paragraphs (c)(5) and (c)(6) of this section (set out in the notice) must be satisfied.
The notice and offer shall be accompanied by a balance sheet and statement of income of the association the shares of which the dissenting stockholder holds, for a fiscal year ending not more than sixteen months before the date of notice and offer, together with the latest available interim financial statements.
     (4) Acceptance of offer. If within sixty days of the effective date of the combination the fair value is agreed upon between the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section, payment therefor shall be made within ninety days of the effective date of the combination.
     (5) Petition to be filed if offer not accepted. If within sixty days of the effective date of the combination the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2)

of this section do not agree as to the fair value, then any such stockholder may file a petition with the Office, with a copy by registered or certified mail to the resulting association, demanding a determination of the fair market value of the stock of all such stockholders. A stockholder entitled to file a petition under this section who fails to file such petition within sixty days of the effective date of the combination shall be deemed to have accepted the terms offered under the combination.
     (6) Stock certificates to be noted. Within sixty days of the effective date of the combination, each stockholder demanding appraisal and payment under this section shall submit to the transfer agent his certificates of stock for notation thereon that an appraisal and payment have been demanded with respect to such stock and that appraisal proceedings are pending. Any stockholder who fails to submit his or her stock certificates for such notation shall no longer be entitled to appraisal rights under this section and shall be deemed to have accepted the terms offered under the combination.
     (7) Withdrawal of demand. Notwithstanding the foregoing, at any time within sixty days after the effective date of the combination, any stockholder shall have the right to withdraw his or her demand for appraisal and to accept the terms offered upon the combination.
     (8) Valuation and payment. The Director shall, as he or she may elect, either appoint one or more independent persons or direct appropriate staff of the Office to appraise the shares to determine their fair market value, as of the effective date of the combination, exclusive of any element of value arising from the accomplishment or expectation of the combination. Appropriate staff of the Office shall review and provide an opinion on appraisals prepared by independent persons as to the suitability of the appraisal methodology and the adequacy of the analysis and supportive data. The Director after consideration of the appraisal report and the advice of the appropriate staff shall, if he or she concurs in the valuation of the shares, direct payment by the resulting association of the appraised fair market value of the shares, upon surrender of the certificates representing such stock. Payment shall be made, together with interest from the effective date of the combination, at a rate deemed equitable by the Director.
     (9) Costs and expenses. The costs and expenses of any proceeding under this section may be apportioned and assessed by the Director as he or she may deem equitable against all or some of the parties. In making this determination the Director shall consider whether any party has acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section.
     (10) Voting and distribution. Any stockholder who has demanded appraisal rights as provided in paragraph (c)(2) of this section shall thereafter neither be entitled to vote such stock for any purpose nor be entitled to the payment of dividends or other distributions on the stock (except dividends or other distribution payable to, or a vote to be taken by stockholders of record at a date which is on or prior to, the effective date of the combination): Provided, That if any stockholder becomes unentitled to appraisal and payment of appraised value with respect to such stock and accepts or is deemed to have accepted the terms offered upon the combination, such stockholder shall thereupon be entitled to vote and receive the distributions described above.
     (11) Status. Shares of the resulting association into which shares of the stockholders demanding appraisal rights would have been converted or exchanged, had they assented to the combination, shall have the status of authorized and unissued shares of the resulting association.

2

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE MONADNOCK COMMUNITY BANCORP, INC.				With-	For all
				For	hold	Except
ANNUAL MEETING OF STOCKHOLDERS JUNE 20, 2006		1.	The election as directors of the nominees listed below for a three-year term:	☐	☐	☐
     The undersigned hereby appoints the proxy committee of the Board of Directors of Monadnock Community Bancorp, Inc. (the “Company”), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders (“Annual Meeting”) to be held at the RiverMead Retirement Community, Peterborough, New Hampshire, at 10:30 a.m., Peterborough, New Hampshire time, on June 20, 2006. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:
Samuel J. Hackler Edward J. Shea
for a two-year term: Nancy L. Carlson

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.
A plan of conversion and reorganization (the “Plan”) pursuant to which the Monadnock Mutual Holding Company (the “Mutual Holding Company”) will be merged into Monadnock Community Bank (the “Bank”), and the Company will be succeeded by
				For	Against	Abstain
				☐	☐	☐

Monadnock Bancorp, Inc., a new Maryland corporation that has been established for the purpose of completing the conversion. Pursuant to the Plan, shares of common stock representing the Mutual Holding Company’s current 54.7% ownership interest in the Company will be offered for sale in a stock offering. Common stock of the Company currently held by public stockholders will be converted into the right to receive shares of Monadnock Bancorp, Inc. common stock pursuant to an exchange ratio specified in the Plan. As a result of the conversion, members of the Mutual Holding Company (depositors of the Bank) will no longer have voting rights unless they become stockholders of Monadnock Bancorp, Inc.

				For	Against	Abstain
3.
The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for Monadnock Community Bancorp for the fiscal year ending December 31, 2006.
				☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the three above-listed proposals.
Please be sure to sign and date this proxy card in the box below.	Date

     VOTING FOR APPROVAL OF THE PLAN WILL ALSO INCLUDE APPROVAL OF THE EXCHANGE RATIO, THE ARTICLES OF INCORPORATION AND BYLAWS OF MONADNOCK BANCORP, INC. AND THE AMENDMENT TO THE BANK’S CHARTER (INCLUDING THE ANTI-TAKEOVER/LIMITATIONS ON SHAREHOLDER RIGHTS PROVISIONS).

Stockholder sign above	Co-holder (if any) sign above

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

+	+

Ã	Detach above card, sign, date and mail in postage paid envelope provided.	Ã
MONADNOCK COMMUNITY BANCORP, INC.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, BUT IF NO INSTRUCTIONS ARE SPECIFIED FOR ONE OR MORE PROPOSAL, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE UNVOTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.
The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and the attached proxy statement dated May 12, 2006, and annual report.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.